STENA AB	Exhibit 8
Subsidiary List
Jurisdiction of Incorparation or Organization

AB PEGUN	Sweden
AB STENA FINANS	Sweden
AFRAMAX II LTD	Bermuda
AKROFY INVESTMENT BV	The Netherlands
AVAC INC	USA
BACKA 110 KB	Sweden
BLOMSTERAFFÄREN VÄXTHUSET I LOCKRYD AB	Sweden
BLOMSTERLANDET I G|$$|ADOTEBORG AB	Sweden
BLOMSTERLANDET I L|$$|ADODDEK|$$|ADOPINGE AB	Sweden
BLOMSTERLANDET I NORRLAND AB	Sweden
BLOMSTERLANDET I STOCKHOLM/MÄLARDALEN AB	Sweden
BLOMSTERLANDET I VARBERG AB	Sweden
BLOMSTERLANDET I VÄST AB	Sweden
BLOMSTERLANDET I |$$|ADOST AB	Sweden
BLOMSTERLANDET SYD AB	Sweden
BOSTADS AB DROTT	Sweden
BOVAC WASTE SERVICES AB	Sweden
BRONSYXAN 16 KB	Sweden
BURO SCANDINAVIA BV	The Netherlands
CALEDONIAN IT SERVICES LTD	Great Britain
CANYON CAPITAL CDO-2002 LTD	Cayman Island
CANYON CAPITAL CLO-2004 LTD	Cayman Island
CANYON CAPITAL CLO-2006 LTD	Cayman Island
CANYON CAPITAL CLO-2007 LTD	Cayman Island
DATAVÄGEN 2 KB	Sweden
DOUBLE ARROW LTD	Hong Kong
DROTT FASTIGHETER I KARLSKRONA HB	Sweden
DROTT GUSTAF HB	Sweden
DROTT VÄSTBERGA HOLDING KB	Sweden
DROTT VÄSTBERGA KB	Sweden
ENVAC (M) BHD	Malaysia
ENVAC ASIA HOLDING LTD	China
ENVAC CENTRALSUG AB	Sweden
ENVAC CENTRALSUG CO LTD	South Korea
ENVAC DANMARK A/S	Denmark
ENVAC DEUTCHLAND GmbH	Germany
ENVAC DUBAI LLC	United Arab Emirates
ENVAC ENVIRONMENT TECHNOLOGY (BEIJING) CO LTD	China
ENVAC ENVIRONMENT TECHNOLOGY (SHANGHAI) CO LTD	China
ENVAC FAR EAST LTD	China
ENVAC IBERIA SA	Spain
ENVAC MACAU LTD	China
ENVAC MIDDLE EAST FZE	United Arab Emirates
ENVAC NORGE AS	Norway

ENVAC QATAR WLL	Qatar
ENVAC SCANDINAVIA AB	Sweden
ENVAC SINGAPORE PTE LTD	Singapore
ENVAC UK LTD	Great Britain
EUROPORT A/S	Denmark
EVAEM PROBE BV	The Netherlands
FASTIGHETS AB 7035 I STOCKHOLM	Sweden
FASTIGHETS AB GÅRDADRAKEN	Sweden
FASTIGHETS AB MAJÄNG	Sweden
FASTIGHETS AB MALM|$$|ADOHUS	Sweden
FASTIGHETS AB NIMBO	Sweden
FASTIGHETS AB R|$$|ADONNEBO	Sweden
FASTIGHETS AB SKANSEN	Sweden
FASTIGHETS AB TRIBUNE	Sweden
FASTIGHETSBOLAGET BARDUNEN HB	Sweden
FASTIGHETSBOLAGET TY-RED AB	Sweden
FLATÅS BYGGNADS AB	Sweden
GLOBAL NAVIGATION LTD	Bermuda
GUANGZHOU ENVAC ENVIRONMENT CO LTD	China
GULLBERGSVASS 511 KB	Sweden
HERMODSDAL FASTIGHETER KB	Sweden
HILLER|$$|ADOD 12 KB	Sweden
HOULDER MARINE SERVICES (HONG KONG) LTD	Hong-Kong
HUMMER AMSTERDAM BV	The Netherlands
HÄR|$$|ADOD BLOMMOR AB	Sweden
H|$$|ADOGANÄS 38:47 KB	Sweden
INVICTA MARINE MANNING LTD	Great Britain
KLARA OFFICE CENTER KB	Sweden
LINDÄNGEN FASTIGHETER KB	Sweden
LINKÄRVEN 6 KB	Sweden
LUND FÄLTSPATEN 1 KB	Sweden
L|$$|ADOVGÄRDET BUSINESS AB	Sweden
L|$$|ADOVGÄRDET BUSINESS KB	Sweden
L|$$|ADOVGÄRDET RESIDENTIAL AB	Sweden
L|$$|ADOVGÄRDET RESIDENTIAL KB	Sweden
M 219:12 G|$$|ADOTEBORG AB	Sweden
MACROPROSPECT LTD	Hong Kong
MALM|$$|ADO PARKERINGSHUS AB	Sweden
MANAGEMENT AB	Sweden
MARKTHALLE WINKELS HOLDING BV	The Netherlands
MERIDIAN SHIPPING SERVICES PTE LTD	Singapore
MONTEBELLO 3 I STOCKHOLM KB	Sweden
MOVAC AB	Sweden
NEDERGÅRDEN 21 KB	Sweden
NEDERGÅRDEN 22, 23 KB	Sweden
NMM BULK AB	Sweden
NMM RORO AB	Sweden
NMM USA LLC	USA
NORTHERN MARINE MANAGEMENT (INDIA) PRIVATE LTD	India
NORTHERN MARINE MANAGEMENT LTD	Great Britain

NORTHERN MARINE MANNING SERVICES LTD	Great Britain
NORTHERN OCEANICS LTD	Great Britain
NYBORG 22 KB	Sweden
OCEANSPIRIT LTD	Bermuda
OPTIBAG SYSTEMS AB	Sweden
PANVICTORY LTD	Bermuda
PANVISION LTD	Bermuda
PILEGÅRDEN 2 & 3 KB	Sweden
ROXEN GMBH	Germany
ROXEN HOLDING GMBH & CO KG	Germany
R|$$|ADORTÅNGEN 10 HB	Sweden
SCANDLINES AB	Sweden
SCANDLINES SVERIGE AB	Sweden
SCAN-PORT GMBH HAFENANLAGEN	Germany
SCHIESSTRASSE KG	Germany
S-INVEST BROMMAFASTIGHETER AB	Sweden
S-INVEST BUTIKS AB	Sweden
S-INVEST FASTIGHETS AB	Sweden
S-INVEST FASTIGHETS KB I G|$$|ADOTEBORG	Sweden
S-INVEST FASTIGHETS KB I KARLSTAD	Sweden
S-INVEST FASTIGHETS KB I STENUNGSUND	Sweden
S-INVEST FASTIGHETS KB I STOCKHOLM	Sweden
S-INVEST FASTIGHETS KB I SVERIGE	Sweden
S-INVEST FASTIGHETS KB I UMEÅ	Sweden
S-INVEST FASTIGHETS KB I UPPSALA	Sweden
S-INVEST FASTIGHETS KB I VÄNERSBORG	Sweden
S-INVEST FASTIGHETS KB PÅ BACKAPLAN	Sweden
S-INVEST LIDING|$$|ADOFASTIGHETER AB	Sweden
S-INVEST TRADING AB	Sweden
SKARPNÄCKS JUBILEUMSBOSTÄDER HB	Sweden
SKYE HOLDINGS LTD	Bermuda
SOLBACKEN 13 KB	Sweden
STENA (SWITZERLAND) AG	Switzerland
STENA (UK) LTD	Great Britain
STENA ADACTUM AB	Sweden
STENA AIRPORT REAL ESTATE BV	The Netherlands
STENA ANGLIA EUR LTD	Bermuda
STENA ASIAN PROPERTY INVESTMENTS BV	The Netherlands
STENA BERMUDA LINE LTD	Bermuda
STENA BIOT SARL	France
STENA BOSTADS AB	Sweden
STENA BULK AB	Sweden
STENA BULK HOLDINGS LTD	Great Britain
STENA BULK LLC	United States
STENA BULK LTD	Great Britain
STENA BUREAUX SARL	France
STENA CARRON LTD	Bermuda
STENA CYPRUS HOLDING LTD	Cyprus
STENA DEE A/S	Norway
STENA DOF INVESTMENT BV	The Netherlands

STENA DOF INVESTMENTS BV	The Netherlands
STENA DON A/S	Norway
STENA DON AB	Sweden
STENA DON BV	The Netherlands
STENA DON CYPRUS LTD	Cyprus
STENA DON LTD	Bermuda
STENA DRILLING (AUSTRALIA) PTY LTD	Australia
STENA DRILLING A/S	Norway
STENA DRILLING HOLDINGS LTD	Great Britain
STENA DRILLING HR LTD	Great Britain
STENA DRILLING LTD	Great Britain
STENA DRILLING PTE LTD	Singapore
STENA DRILLMAX I LTD	Bermuda
STENA DRILLMAX II LTD	Bermuda
STENA DRILLMAX III LTD	Bermuda
STENA DYNE LTD	Jersey, UK
STENA ECOLUCIOLES SARL	France
STENA EXPLORER LTD	The Netherlands
STENA FASTIGHETER 1 EXPLOATERINGS AB	Sweden
STENA FASTIGHETER 2 EXPLOATERINGS AB	Sweden
STENA FASTIGHETER 3 EXPLOATERING AB	Sweden
STENA FASTIGHETER AB	Sweden
STENA FASTIGHETER DOTTER 1 AB	Sweden
STENA FASTIGHETER G|$$|ADOTEBORG AB	Sweden
STENA FASTIGHETER G|$$|ADOTEBORG F|$$|ADORVALTNING AB	Sweden
STENA FASTIGHETER G|$$|ADOTEBORG HOLDING AB	Sweden
STENA FASTIGHETER HALMSTAD AB	Sweden
STENA FASTIGHETER HANINGE KB	Sweden
STENA FASTIGHETER LAGER 1 AB	Sweden
STENA FASTIGHETER L|$$|ADOVGÄRDET	Sweden
STENA FASTIGHETER M 219:12 AB	Sweden
STENA FASTIGHETER MALMHAU. AB	Sweden
STENA FASTIGHETER MALM|$$|ADOÖ AB	Sweden
STENA FASTIGHETER NACKA AB	Sweden
STENA FASTIGHETER RAGNE AB	Sweden
STENA FASTIGHETER SLOTTSTADEN AB	Sweden
STENA FASTIGHETER SLÄTTA DAMM AB	Sweden
STENA FASTIGHETER SMYCKEPARKEN AB	Sweden
STENA FASTIGHETER STOCKHOLM AB	Sweden
STENA FASTIGHETER STOCKHOLM HOLDING AB	Sweden
STENA FASTIGHETER STOCKSUNDET AB	Sweden
STENA FASTIGHETER SYD AB	Sweden
STENA FASTIGHETER TYNNERED AB	Sweden
STENA FASTIGHETER UMEÅ AB	Sweden
STENA FASTIGHETER UPPLANDS VÄSBY AB	Sweden
STENA FASTIGHETER UPPSALA AB	Sweden
STENA FASTIGHETER VÄST AB	Sweden
STENA FASTIGHETER |$$|ADOST AB	Sweden
STENA FASTIGHETSF|$$|ADORVALTNING AB	Sweden
STENA FERRIES LTD	Great Britain

STENA FINANCE (UK) LTD	Great Britain
STENA FINANCE BV	The Netherlands
STENA FINANZVERWALTUNGS AG	Switzerland
STENA FLORIDA LINE LTD	Bermuda
STENA FORTH LTD	Bermuda
STENA GENTIAN LTD	Bermuda
STENA HOLLAND BV	The Netherlands
STENA HSD LTD	Great Britain
STENA HSS HOLDING LTD	Great Britain
STENA HSS I AG	Switzerland
STENA HSS II AG	Switzerland
STENA INSURANCE AG	Switzerland
STENA INTERNATIONAL SARL	Luxembourg
STENA INVESTMENT CYPRUS LTD	Luxembourg
STENA INVESTMENT LUXEMBOURG SARL	Luxembourg
STENA KOG-FASTIGHETER KB	Sweden
STENA LES DEUX ARTS SARL	France
STENA LINE (IRISH SEA) LTD	Great Britain
STENA LINE (UK) LTD	Great Britain
STENA LINE (UK) OPERATIONS FINANCE LTD	Great Britain
STENA LINE BV	The Netherlands
STENA LINE CAIRNRYAN LTD	Great Britain
STENA LINE DENMARK A/S	Denmark
STENA LINE DISTRIBUTION (HOLDINGS) LTD	Great Britain
STENA LINE DISTRIBUTION LTD	Great Britain
STENA LINE FERRIES BV	The Netherlands
STENA LINE HOLDING BV	The Netherlands
STENA LINE HOLIDAYS LTD	Great Britain
STENA LINE IT SERVICES AB	Sweden
STENA LINE LTD	Great Britain
STENA LINE MANNING SERVICES LTD	Great Britain
STENA LINE NOMINEES LTD	Great Britain
STENA LINE NORGE A/S	Norway
STENA LINE NORTH SEA PTE LTD	Singapore
STENA LINE POLSKA SP	Poland
STENA LINE PORTS LTD	Great Britain
STENA LINE PTE LTD	Singapore
STENA LINE SCANDINAVIA AB	Sweden
STENA LINE SCOTLAND LTD	Great Britain
STENA LINE SERVICES ApS	Denmark
STENA LINE SHIPHOLDING BV	The Netherlands
STENA LINE SHIPS BV	The Netherlands
STENA LINE STEVEDORING HOLLAND BV	The Netherlands
STENA LINE SWEDEN AB	Sweden
STENA LINE TREASURY AB	Sweden
STENA MANAGEMENT B.V.	The Netherlands
STENA MARINE MANAGEMENT AB	Sweden
STENA MARITIME (FRANCE) SAS	France
STENA MARITIME AG	Switzerland
STENA MP SARL	France

STENA NORTH SEA LTD LTD	Great Britain
STENA PHT SARL	France
STENA PROPERTY BV	The Netherlands
STENA PROPERTY SA	Luxembourg
STENA REALTY BV	The Netherlands
STENA REDERI AB	Sweden
STENA REEDEREI GMBH	Germany
STENA RENEWABLE AB	Sweden
STENA RENEWABLE ENERGY AB	Sweden
STENA RIG CHARTERING LTD	Great Britain
STENA ROPAX LTD	Great Britain
STENA RORO AB	Sweden
STENA ROYAL SARL	Luxembourg
STENA SNOWDROP LTD	Bermuda
STENA SPEY (CYPRUS) LTD	Cyprus
STENA SPEY DRILLING LTD	Cyprus
STENA SPEY LEASING LTD	Cyprus
STENA SUBSEA LEASING LTD	Great Britain
STENA TANKER MANAGEMENT (BERMUDA) LTD	Bermuda
STENA TAY CYPRUS LTD	Cyprus
STENA TAY (HUNGARY) KFT	Hungary
STENA TREASURY B.V.	The Netherlands
STENA TRUST BV	The Netherlands
STENA TULIP LTD	Bermuda
STENA VIKING MARINE PTE LTD	Singapore
STENA VOYAGER LTD	The Netherlands
STENLOYAL LTD	Great Britain
SUNDSSERVICE AB	Sweden
SWEDISH CALEDONIAN MARINE MANAGEMENT LTD	Great Britain
TRITEC MARINE CONSULTANT LTD	Great Britain
UGGLUM 14 KB	Sweden
WAHRENBERG 10 HB	Sweden
VEGABYGGEN 6 KB	Sweden
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH	Germany
VERHAK GRUNDSTUCKSVERWALTUNGS GMBH & CO	The Netherlands
VERHUISTAEK BV	The Netherlands
ÅDRA KVARN I STOCKHOLM AB	Sweden